                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406

                           Dated as of August 6, 1999


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attn:  Frank Taucher, Senior Vice President

         RE: Twenty-First Amendment to Credit Agreement (the "Twenty-First Amendment")

Dear Frank:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:



                                    AGREEMENT

1.       Waiver of Certain Provisions of Credit Agreement.

         The Agent on behalf of the Banks hereby waives the compliance with the provision of Section 2.04 [Voluntary Reduction of Commitment] which requires five (5) Business Days' prior written notice by the Borrowers to the Agent in order for the Borrowers to permanently reduce the Revolving Credit Commitments to $35,000,000 effective on the Twenty-First Amendment Effective Date.

2.       Amendments to Credit Agreement.

         The parties hereto do hereby modify and amend the Credit Agreement as follows:

         (a) The cover page of the Credit Agreement is hereby amended by deleting in the first line the number "$400,000,000" and inserting in lieu thereof the number "$35,000,000."

Recital paragraph 1, page 1, is hereby amended by deleting the number "$400,000,000" and inserting in lieu thereof the number "$35,000,000."

         (b) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by the deletion of the definition of the term "Annual Permitted Acquisition Amount," and the addition of the following new definitions:

         "GP Therapy shall mean GP Therapy, L.L.C., a Georgia limited liability corporation."

         "Twenty-First Amendment Effective Date shall mean as of August 6, 1999 which is the effective date of the Twenty-First Amendment to this Agreement."

         (c) Subsection (b) of Section 2.01 [Revolving Credit Borrowing; Limitations on Revolving Facility Usage] is hereby deleted in its entirety and the following is inserted in lieu thereof;

                           "(b) During the period commencing on the Twenty-First Amendment Effective Date through and including the Expiration Date, the Borrowers shall not request Revolving Credit Loans or the issuance of Letters of Credit which would result in the Revolving Facility Usage exceeding $35,000,000, and the Banks shall not be obligated to fund any Revolving Credit Loans or to issue any Letter of Credit which would result in the Revolving Facility Usage exceeding $35,000,000. The Borrowers shall make a mandatory repayment of principal, whether or not the Agent has given notice to such effect, in order that the Revolving Facility Usage during any period does not exceed the amount during such period as specified above."

         (d) Subsection (ix) [Repayment Plan] of Section 8.01(m)[Certificates of Borrowers; Other Reports and Information] is hereby amended by deleting the date "September 15, 1999" and inserting the date "September 30, 1999" in lieu thereof.

         (e) Subsection (o) [Cooperation with Agent] is hereby amended by adding the following after the first sentence of such subsection:

                           "It is acknowledged and agreed that effective on the date hereof, the Agent and the Banks suspended the requirement that Ernst & Young LLP, independent financial advisor of the Agent and the Banks, review each Forecast Extension and each Forecast Reconciliation. It is expressly agreed that in the event that at any time on or after the Twenty-First Amendment Effective Date the Borrowers have an aggregate balance of cash on hand and in bank accounts of less than $15,000,000, the Borrowers shall provide prompt notice (the "Shortfall Notice") to the Agent and the Agent shall engage financial advisors, at the expense of the Borrowers, to review each Forecast Extension and each

         Forecast Reconciliation required to be delivered on or after the date of the Shortfall Notice."


         (f) Section 8.02(d) [Liquidations, Mergers, Consolidations, Acquisitions] is hereby amended and restated to read as follows:

                           "(d) Liquidations, Mergers, Consolidations,
         Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock or other ownership interests of any other person, provided that

                                    (i) any wholly-owned Subsidiary of NovaCare
         may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties, and

                                    (ii) any Loan Party may acquire all of the
         member interests in or certain assets of GP Therapy and all of the stock in or assets of Occupational Health Care Company, Inc. ("OHC")(each a "Permitted Acquisition"), provided that each of the following requirements is met;

                                             (A) the equity interests acquired
         by a Loan Party in G P Therapy and in OHC shall be pledged to the Agent for the benefit of the Banks on a first priority perfected basis in accordance with Section 11.18, a security interest in all assets acquired by a Loan Party of GP Therapy and OHC shall be granted to the Agent for the benefit of the Banks on a first priority perfected basis,
         G. P. Therapy and OHC shall join this Agreement as a Borrower or a Guarantor pursuant to Section 11.18 and shall have otherwise complied with Section 11.18 as a "Joining Subsidiary" as defined in Section 11.18,

                                             (B) the applicable board of
         directors or other equivalent governing body shall have approved such Permitted Acquisition,

                                             (C) no Potential Default or Event
         of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition,

                                             (D) after giving effect to such
         Permitted Acquisition there shall be Available Revolving Credit Commitments of at least Five Million Dollars ($5,000,000),

                                             (E) the Consideration paid by the
         Loan Parties for the acquisition of all of the member interests or certain assets of in G. P. Therapy shall not exceed One Million Dollars ($1,000,000), and

                                             (F) the Consideration paid by the
         Loan Parties for the acquisition of all of the stock in or assets of OHC shall not exceed an aggregate of Five Million Dollars ($5,000,000), with the cash portion of such Consideration paid by the Loan Parties, directly or indirectly, not to exceed Two Million Dollars ($2,000,000)."

         3. Other Matters.

         (a) Each Loan Party acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever against all or any of the Agent, the Banks or any of the Agent's or the Banks' directors, officers, employees, agents, attorneys, legal representatives, successors and assigns (the Agent, the Banks and their directors, officers, employees, agents, attorneys, legal representatives, successors and assigns are collectively referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Loan Party hereby releases the Lender Group from any liability whatsoever should any nonetheless exist with respect to such claims. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Twenty-First Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Twenty-First Amendment or any Loan Document or oral or written agreement relating to any of the foregoing.

         (b) Schedule 1.1 (E) [Excluded Entities], Schedule 6.01(c) [Subsidiaries] and Schedule 8.02(i)(v) [Restricted Investments in Excluded Entities] are amended and restated in their entirety to read as attached hereto.

         4. Closing Fees and Certain Matters Regarding Financial Advisors.

         The Borrowers jointly and severally agree to reimburse the Agent on demand for all costs, expenses and disbursements relating to this Twenty-First Amendment which are payable by the Borrower as provided in Section 10.05 of the Credit Agreement. The Borrowers shall promptly deliver such certificates, resolutions and opinions in form and substance satisfactory to the Agent as the Agent shall have reasonably requested from time to time. The Borrowers jointly and severally agree to reimburse the Agent for the benefit of the Banks on demand for all reasonable fees and out-of-pocket expenses of Blank Rome Comisky & McCauley LLP, counsel to the Banks (or any substitute therefor), other local counsel engaged by the Banks, any financial advisors and other experts engaged by the Banks.

         5. Conditions of Effectiveness.

         The effectiveness of the waiver in Section 1 above and this Twenty-First Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) payment by the Borrowers of all costs, expenses and disbursements submitted on or before the date hereof to the Borrowers pursuant to Section 4 hereof, and (ii) the Agent's receipt of counterparts of this Twenty-First Amendment duly executed by the Borrowers, the Guarantors, the Agent and the Required Banks.

         This Twenty-First Amendment shall be dated as of and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 5, which date shall be the Twenty-First Amendment Effective Date.

         6. Consent of Banks.

         Pursuant to Section 11.01 of the Credit Agreement, this Twenty-First Amendment shall require the written consent of the Required Banks, which shall be evidenced by the execution and delivery by the Required Banks to the Agent of counterparts of this Twenty-First Amendment.

         7. Full Force and Effect.

         Each of the following documents, as amended through and including this Twenty-First Amendment, shall remain in full force and effect on and after the date of this Amendment:

                  (a) the Credit Agreement, except as expressly modified and amended by this Twenty-First Amendment,

                  (b) each of the Schedules attached to the Credit Agreement, except as expressly modified and amended by this Twenty-First Amendment;

                  (c) each of the Exhibits attached to the Credit Agreement; and

                  the Notes, the Guaranty Agreements, the Security Agreement, the Pledge Agreements, the Agent's Fee Letter, the Subordination Agreement (Intercompany), the Borrower Agency Agreement and all other Loan Documents.

         On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Twenty-First Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Twenty-First Amendment. No novation is intended by this Twenty-First Amendment.

                  The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

                  8. Counterparts.

                  This Twenty-First Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

                  9. Governing Law.

                  This Twenty-First Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

               [Signature Page 1 of 19 to Twenty-First Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                                     BORROWERS AND GUARANTORS:

ATTEST:                                                    NOVACARE, INC., a Delaware corporation, and each of the
                                                           BORROWERS and GUARANTORS listed on Schedule A attached
                                                           hereto
By:                                                       By:
     --------------------------------                         ------------------------------------------
     Richard S. Binstein, Secretary                           Richard A. McDonald, the Vice President of
                                                              each Borrower and Guarantor listed on
                                                              Schedule A attached hereto which is a
                                                              corporation and of each general partner of
                                                              each Guarantor listed on Schedule A attached
                                                              hereto which is a partnership

    [Seal]

ATTEST:                                                    NOVAFUNDS, INC., a Delaware corporation, and each of the
                                                           GUARANTORS listed on Schedule B attached hereto
By:                                                       By:
     --------------------------------                         ------------------------------------------
     Andrew T. Panaccione, Secretary                          Robert C. Campbell, the Vice President of
                                                              each Borrower and Guarantor listed on
                                                              Schedule B attached hereto

[Seal]


--------------------

               [Signature Page 2 of 19 to Twenty-First Amendment]



                                  AGENT:

                                     PNC BANK, NATIONAL ASSOCIATION, as Agent


                                     By:
                                        --------------------------------------
                                     Title:
                                           -----------------------------------


                                  BANKS:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        --------------------------------------
                                     Title:
                                           -----------------------------------

               [Signature Page 3 of 19 to Twenty-First Amendment]


                                  FIRST UNION NATIONAL BANK

                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 4 of 19 to Twenty-First Amendment]


                                  FLEET NATIONAL BANK

                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 5 of 19 to Twenty-First Amendment]


                                  MELLON BANK, N.A.

                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 6 of 19 to Twenty-First Amendment]


                                  NATIONSBANK, N.A.


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 7 of 19 to Twenty-First Amendment]



                                  THE BANK OF NEW YORK


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 8 of 19 to Twenty-First Amendment]


                                  SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 9 of 19 to Twenty-First Amendment]


                                  BANK ONE, KENTUCKY, NA


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 10 of 19 to Twenty-First Amendment]


                                  THE FUJI BANK, LIMITED
                                  NEW YORK BRANCH


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 11 of 19 to Twenty-First Amendment]


                                  CRESTAR BANK


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 12 of 19 to Twenty-First Amendment]


                                  BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 13 of 19 to Twenty-First Amendment]


                                  AMSOUTH BANK


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 14 of 19 to Twenty-First Amendment]


                                  BANK OF AMERICA, N.A.


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 15 of 19 to Twenty-First Amendment]


                                  COMERICA BANK


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 16 of 19 to Twenty-First Amendment]


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 17 of 19 to Twenty-First Amendment]


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 18 of 19 to Twenty-First Amendment]


                                  THE TOKAI BANK, LIMITED NEW YORK BRANCH


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

               [Signature Page 19 of 19 to Twenty-First Amendment]


                                  TORONTO DOMINION (TEXAS), INC.


                                  By:
                                      ----------------------------------------
                                  Name:
                                      ----------------------------------------
                                  Title:
                                      ----------------------------------------

STATE OF GEORGIA

COUNTY OF FULTON


         On the _____ day of ___________, 1999 personally appeared ___________________, as the __________ President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Twenty-First Amendment dated as of _____________, 1999 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                      _________________________________________________________
                      Signature of Notary Public, State of ____________________

                      _________________________________________________________
                      (Print, Type or Stamp Commissioned Name of Notary Public)

                      Personally known _______________________; OR Produced Identification __________________________________________

                      Type of identification produced: ________________________

                      _________________________________________________________

                                   SCHEDULE A

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
NovaCare, Inc. (a Delaware corporation)                                                             B
RehabClinics, Inc.                                                                                  B
Rehab Managed Care of Arizona, Inc.                                                                 B
Affiliated Physical Therapists, Ltd.                                                                G
American Rehabilitation Center, Inc.                                                                G
American Rehabilitation Clinic, Inc.                                                                G
Athens Sports Medicine Clinic, Inc.                                                                 G
Ather Sports Injury Clinic, Inc.                                                                    G
Atlantic Health Group, Inc.                                                                         G
Atlantic Rehabilitation Services, Inc.                                                              G
Boca Rehab Agency, Inc.                                                                             G
Buendel Physical Therapy, Inc.                                                                      G
C.E.R. - West, Inc.                                                                                 G
Cenla Physical Therapy & Rehabilitation Agency, Inc.                                                G
Center for Evaluation & Rehabilitation, Inc.                                                        G
Center for Physical Therapy and Sports Rehabilitation, Inc.                                         G
CenterTherapy, Inc.                                                                                 G
Central Missouri Rehabilitation Services, Inc.                                                      G
Central Missouri Therapy, Inc.                                                                      G
Champion Physical Therapy, Inc.                                                                     G
CMC Center Corporation                                                                              G
Coplin Physical Therapy Associates, Inc.                                                            G
Crowley Physical Therapy Clinic, Inc.                                                               G
Douglas Avery and Associates, Ltd.                                                                  G
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.                                                 G
Elk County Physical Therapy, Inc.                                                                   G
Fine, Bryant & Wah, Inc.                                                                            G
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                                       G
Gallery Physical Therapy Center, Inc.                                                               G

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
Georgia Health Group, Inc.                                                                          G
Georgia Physical Therapy of West Georgia, Inc.                                                      G
Georgia Physical Therapy, Inc.                                                                      G
Greater Sacramento Physical Therapy Associates, Inc.                                                G
Grove City Physical Therapy and Sports Medicine, Inc.                                               G
Gulf Breeze Physical Therapy, Inc.                                                                  G
Gulf Coast Hand Specialists, Inc.                                                                   G
Hand Therapy and Rehabilitation Associates, Inc.                                                    G
Hand Therapy Associates, Inc.                                                                       G
Hangtown Physical Therapy, Inc.                                                                     G
Hawley Physical Therapy, Inc.                                                                       G
Human Performance and Fitness, Inc.                                                                 G
Indianapolis Physical Therapy and Sports Medicine, Inc.                                             G
Industrial Health Care Company, Inc.                                                                G
JOYNER SPORTS SCIENCE INSTITUTE, Inc.                                                               G
JOYNER SPORTSMEDICINE INSTITUTE, INC.                                                               G
Kentucky Rehabilitation Services, Inc.                                                              G
Kesinger Physical Therapy, Inc.                                                                     G
Lynn M. Carlson, Inc.                                                                               G
Marilyn Hawker, Inc.                                                                                G
Mark Butler Physical Therapy Center, Inc.                                                           G
Medical Plaza Physical Therapy, Inc.                                                                G
Metro Rehabilitation Services, Inc.                                                                 G
Michigan Therapy Centre, Inc.                                                                       G
MidAtlantic Health Group, Inc.                                                                      G
Mill River Management, Inc.                                                                         G
Mitchell Tannenbaum I, Inc.                                                                         G
Mitchell Tannenbaum II, Inc.                                                                        G
Mitchell Tannenbaum III, Inc.                                                                       G
Monmouth Rehabilitation, Inc.                                                                       G
New England Health Group, Inc.                                                                      G
New Mexico Physical Therapists, Inc.                                                                G

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
Northside Physical Therapy, Inc.                                                                    G
NovaCare (Arizona), Inc.                                                                            G
NovaCare (Colorado), Inc.                                                                           G
NovaCare (Texas), Inc.                                                                              G
NovaCare Easton & Moran Physical Therapy, Inc.                                                      G
NovaCare Holdings, Inc.                                                                             G
NovaCare Management Company, Inc.                                                                   G
NovaCare Management Services, Inc.                                                                  G
NovaCare Occupational Health Services, Inc.                                                         G
NovaCare Outpatient Rehabilitation East, Inc.                                                       G
NovaCare Outpatient Rehabilitation I, Inc.                                                          G
NovaCare Outpatient Rehabilitation West, Inc.                                                       G
NovaCare Outpatient Rehabilitation, Inc.                                                            G
NovaCare Rehab Agency of Amarillo, Inc.                                                             G
NovaCare Rehab Agency of Beaumont, Inc.                                                             G
NovaCare Rehab Agency of El Paso, Inc.                                                              G
NovaCare Rehab Agency of Las Vegas, Inc.                                                            G
NovaCare Rehab Agency of Lubbock, Inc.                                                              G
NovaCare Rehab Agency of Northern California, Inc.                                                  G
NovaCare Rehab Agency of Oklahoma, Inc.                                                             G
NovaCare Rehab Agency of Oregon, Inc.                                                               G
NovaCare Rehab Agency of Reno, Inc.                                                                 G
NovaCare Rehab Agency of San Antonio, Inc.                                                          G
NovaCare Rehab Agency of San Diego, Inc.                                                            G
NovaCare Rehab Agency of Southern California, Inc.                                                  G
NovaCare Rehab Agency of Washington, Inc.                                                           G
NovaCare Rehab Agency of Wyoming, Inc.                                                              G
NovaCare Rehabilitation, Inc.                                                                       G
NovaCare Service Corp.                                                                              G
Ortho Rehab Associates, Inc.                                                                        G
Orthopedic and Sports Physical Therapy of Cupertino, Inc.                                           G

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports                   G
Medicine, Ltd.
Peters, Starkey & Todrank Physical Therapy Corporation                                              G
Physical Focus Inc.                                                                                 G
Physical Rehabilitation Partners, Inc.                                                              G
Physical Therapy Clinic of Lee's Summit, Inc.                                                       G
Physical Therapy Enterprises, Inc.                                                                  G
Physical Therapy Institute, Inc.                                                                    G
Physical Therapy Services of the Jersey Cape, Inc.                                                  G
Pro Active Therapy, Inc.                                                                            G
Professional Therapeutic Services, Inc.                                                             G
Quad City Management, Inc.                                                                          G
RCI (Colorado), Inc.                                                                                G
RCI (Exertec), Inc.                                                                                 G
RCI (Illinois), Inc.                                                                                G
RCI (Michigan), Inc.                                                                                G
RCI (S.P.O.R.T.), Inc.                                                                              G
RCI (WRS), Inc.                                                                                     G
RCI Nevada, Inc.                                                                                    G
Rebound Oklahoma, Inc.                                                                              G
Redwood Pacific Therapies, Inc.                                                                     G
Rehab Provider Network of Florida, Inc.                                                             G
Rehab Provider Network - California, Inc.                                                           G
Rehab Provider Network - Delaware, Inc.                                                             G
Rehab Provider Network - Georgia, Inc.                                                              G
Rehab Provider Network - Illinois, Inc.                                                             G
Rehab Provider Network - Indiana, Inc.                                                              G
Rehab Provider Network - Maryland, Inc.                                                             G
Rehab Provider Network - Michigan, Inc.                                                             G
Rehab Provider Network - New Jersey, Inc.                                                           G
Rehab Provider Network - Ohio, Inc.                                                                 G
Rehab Provider Network - Oklahoma, Inc.                                                             G
Rehab Provider Network - Pennsylvania, Inc.                                                         G

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
Rehab Provider Network - Virginia, Inc.                                                             G
Rehab Provider Network - Washington, D.C., Inc.                                                     G
Rehab Provider Network of Colorado, Inc.                                                            G
Rehab Provider Network of Nevada, Inc.                                                              G
Rehab Provider Network of New Mexico, Inc.                                                          G
Rehab Provider Network of North Carolina, Inc.                                                      G
Rehab Provider Network of Texas, Inc.                                                               G
Rehab Provider Network of Wisconsin, Inc.                                                           G
Rehab World, Inc.                                                                                   G
Rehab/Work Hardening Management Associates, Ltd.                                                    G
RehabClinics (COAST), Inc.                                                                          G
RehabClinics (GALAXY), Inc.                                                                         G
RehabClinics (New Jersey), Inc.                                                                     G
RehabClinics (PTA), Inc.                                                                            G
RehabClinics (SPT), Inc.                                                                            G
RehabClinics Abilene, Inc.                                                                          G
RehabClinics Dallas, Inc.                                                                           G
RehabClinics Pennsylvania, Inc.                                                                     G
Rehabilitation Management, Inc.                                                                     G
Robert M. Bacci, R.P.T. Physical Therapy, Inc.                                                      G
S.T.A.R.T., Inc.                                                                                    G
Scott G. Knoche, Inc.                                                                               G
SG Rehabilitation Agency, Inc.                                                                      G
SG Speech Associates, Inc.                                                                          G
Sierra Nevada Physical Therapy Corporation                                                          G
South Jersey Physical Therapy Associates, Inc.                                                      G
South Jersey Rehabilitation and Sports Medicine Center, Inc.                                        G
Southpointe Fitness Center, Inc.                                                                    G
Southwest Emergency Associates, Inc.                                                                G
Southwest Medical Supply Company                                                                    G
Southwest Physical Therapy, Inc.                                                                    G
Southwest Therapists, Inc.                                                                          G

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
Sporthopedics Sports and Physical Therapy Centers, Inc.                                             G
Sports Therapy and Arthritis Rehabilitation, Inc.                                                   G
Star Physical Therapy Inc.                                                                          G
Stephenson-Holtz, Inc.                                                                              G
The Center for Physical Therapy and Rehabilitation, Inc.                                            G
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.                                   G
Theodore Dashnaw Physical Therapy, Inc.                                                             G
Treister, Inc.                                                                                      G
Union Square Center for Rehabilitation & Sports Medicine, Inc.                                      G
Valley Group Physical Therapists, Inc.                                                              G
Vanguard Rehabilitation, Inc.                                                                       G
Wayzata Physical Therapy Center, Inc.                                                               G
West Side Physical Therapy, Inc.                                                                    G
West Suburban Health Partners, Inc.                                                                 G
Western Missouri Rehabilitation Services, Inc.                                                      G
Worker Rehabilitation Services, Inc.                                                                G
Yuma Rehabilitation Center, Inc.                                                                    G
Advanced Orthopedic Services, Ltd. (RehabClinics Dallas, Inc. is general partner)                   G
Land Park Physical Therapy (Union Square Center for Rehabilitation & Sports                         G
Medicine, Inc. is general partner)

                                   SCHEDULE B

                                                                                            BORROWER ("B") /
                                       ENTITY                                                GUARANTOR ("G")
--------------------------------------------------------------------------------------      ----------------
NovaFunds, Inc.                                                                                   B
NC Cash Management, Inc.                                                                          G
NC Resources, Inc.                                                                                G
NovaMark, Inc.                                                                                    G
NovaStock, Inc.                                                                                   G